CERTIFICATION PURSUANT TO
                       SECTION 906 (18 U.S.C. SECTION 1350)
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Emeritus Corporation, a Washington corporation (the "Company"), on Form 10-Q for the quarter ending September, 2002, as filed with the Securities and Exchange Commission (the "Quarterly Report"), I, Daniel R. Baty, Chief Executive Officer of the Company, certify, pursuant to Section 906 (18 U.S.C. Section 1350) of the Sarbanes-Oxley Act of 2002 , that to my knowledge:


1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                            /S/    Daniel  R.  Baty
                                            ------------------------------
                                            Daniel  R.  Baty
                                            Chief  Executive  Officer
                                            November  8,  2002